IAE PROPRIETARY INFORMATION
Exhibit 10.2
IAE Building
400 Main Street
East Hartford, CT 06108 USA
April 2, 2008
JetBlue Airways Corporation
118-29 Queens Blvd.
Forest Hills, NY 11375
Attention: Vice President and Treasurer

Subject:	Side Letter No. 24 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999 (the “Agreement”)
Dear Sir:
IAE is pleased to submit to JetBlue this Side Letter No. 24 to the Agreement in support of JetBlue’s deferral of certain Aircraft deliveries in exchange for certain considerations expressed below. Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter No. 24 shall have the same meaning given to them in the Agreement.
The parties hereby agree as follows:
1.	Eight (8) Aircraft deliveries in 2010 and an additional eight (8) Aircraft in 2011 are deferred so that three (3) Aircraft deliveries are rescheduled for 2012 and the remaining thirteen (13) Aircraft deliveries are rescheduled for 2013; and
2.	Accordingly, Exhibit B-1 to the Agreement (as amended by various Side Letters) is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Exhibit B-1 hereto.
In consideration of IAE agreeing to Items 1 and 2 above, JetBlue agrees to and acknowledges the following:
3.	Notwithstanding any provision of the Agreement to the contrary, each and every credit expressed under the Agreement as of the date of this Side Letter No. 24 and awarded upon the delivery and acceptance of Aircraft with Rank No. [***] and No. [***] (the “2 Month FIA [***] Incremental Firm Aircraft”) shall be escalated from a base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 to the

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Agreement to [***] (i) a date that is [***] prior to the actual delivery date of the corresponding Two Month FIA [***] Incremental Firm Aircraft, or (ii) December 20[***];
4.	Notwithstanding any provision of the Agreement to the contrary, each and every credit expressed under the Agreement as of the date of this Side Letter No. 24 and awarded upon the delivery and acceptance of Aircraft with Rank No. [***] and No. [***] (the “Three Month FIA [***] Incremental Firm Aircraft”) shall be escalated from a base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 to the Agreement to [***] (i) a date that is [***] prior to the actual delivery date of the corresponding Three Month FIA [***] Incremental Firm Aircraft, or (ii) December 20[***];
5.	The next [***] A320 family aircraft acquired by JetBlue, other than the Firm Aircraft, Incremental Firm Aircraft and 2004 Incremental Firm Aircraft, whether Option Aircraft under the Agreement or new A320 family aircraft acquired via purchase agreements specifically entered into between JetBlue and Airbus, shall be powered by V2500-A5 Engines (the “New Future Aircraft”). For the avoidance of doubt, this exclusivity provision for New Future Aircraft does not include used A320 family aircraft acquired by JetBlue;
6.	As New Future Aircraft are introduced into JetBlue’s fleet of V2500-A5 powered Aircraft, JetBlue shall purchase, operate and maintain a minimum ratio of new spare engines to new installed V2500-A5 engines of no less than [***] with respect to each Engine thrust level per Aircraft model; and
7.	New Future Airctraft that are not Option Aircraft under the Agreement, shall be purchased from IAE by JetBlue pursuant to the commercial terms stated in Sections 1, 2, 4, and 8 under Side Letter No. 17 to the Agreement.
8.	The fleet introductory assistance credits (“FIA Credits”) set forth in this Agreement is governed by Section 6.4 of the Agreement, and in accordance with Section 6.4, such FIA Credits may not be disclosed without the prior written approval of IAE.
9.	Notwithstanding any other agreement to the contrary, FIA Credits that IAE [***], escalated from a base month of January 2003 in accordance with Escalation Formula I set forth in Exhibit B-2 to the Agreement.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION
Except as expressly amended by this Side Letter No. 24, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours, IAE International Aero Engines AG	Agreed to and accepted on behalf of JetBlue Airways Corporation

/s/ Robert G.J. Stirt	/s/ Mark D. Powers

Name Robert G.J. Stirt	Name

Commercial Director — Americas	Senior Vice President Treasurer

Title	Title

2nd April 2008	April 2, 2008

Date	Date

IAE PROPRIETARY INFORMATION
Exhibit B-1
Aircraft Delivery Schedules
As of March 2008

Glossary Note:
•	Delivered Aircraft are indicated by Italics typeface
•	Existing Firm Aircraft are indicated by normal typeface
•	Incremental Firm Aircraft are indicated by an asterisk (*)
•	2004 Incremental Aircraft, including all 2004 Incremental Aircraft and all Option Aircraft are indicated by bold typeface.

Rank No.	Aircraft	Month	Year
No. 1	Firm Aircraft	[***]	2000
No. 2	Firm Aircraft	[***]	2000
No. 3	Firm Aircraft	[***]	2000
No. 4	Firm Aircraft	[***]	2000
No. 5	Firm Aircraft	[***]	2000
No. 6	Firm Aircraft	[***]	2000
No. 7	Firm Aircraft	[***]	2001
No. 8	Firm Aircraft	[***]	2001
No. 9	Firm Aircraft	[***]	2001
No. 10	Firm Aircraft	[***]	2001
No. 11	Firm Aircraft	[***]	2001
No. 12	Firm Aircraft	[***]	2001
No. 13	Firm Aircraft	[***]	2001
No. 14	Firm Aircraft	[***]	2002
No. 15	Firm Aircraft	[***]	2002
No. 16	Firm Aircraft	[***]	2002
No. 17	Firm Aircraft	[***]	2002
No. 18	Firm Aircraft	[***]	2002
No. 19	Firm Aircraft	[***]	2002
No. 20	Firm Aircraft	[***]	2002
No. 21	Firm Aircraft	[***]	2002
No. 22	Firm Aircraft	[***]	2002
No. 23	Firm Aircraft	[***]	2002
No. 24	Firm Aircraft	[***]	2002
No. 25	Firm Aircraft	[***]	2002

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 26	Firm Aircraft	[***]	2002
No. 27	Firm Aircraft	[***]	2002
No. 28	Firm Aircraft	[***]	2002
No. 29	Firm Aircraft	[***]	2002
No. 30	Firm Aircraft	[***]	2003
No. 31	Firm Aircraft	[***]	2003
No. 32	Firm Aircraft	[***]	2003
No. 33	Firm Aircraft	[***]	2003
No. 34	Firm Aircraft	[***]	2003
No. 35	Firm Aircraft	[***]	2003
No. 36	Firm Aircraft	[***]	2003
No. 37	Firm Aircraft	[***]	2003
No. 38	Firm Aircraft	[***]	2003
No. 39	Firm Aircraft	[***]	2003
No. 40	Firm Aircraft	[***]	2003
No. 41	Firm Aircraft	[***]	2003
No. 42	Firm Aircraft	[***]	2003
No. 43	Firm Aircraft	[***]	2003
No. 44	Firm Aircraft	[***]	2003
No. 45	Firm Aircraft	[***]	2004
No. 46	Firm Aircraft	[***]	2004
No. 47	Firm Aircraft	[***]	2004
No. 48	Firm Aircraft	[***]	2004
No. 49	Firm Aircraft	[***]	2004
No. 50	Firm Aircraft	[***]	2004
No. 51	Firm Aircraft	[***]	2004
No. 52	Firm Aircraft	[***]	2004
No. 53	Firm Aircraft	[***]	2004
No. 54	Firm Aircraft	[***]	2004
No. 55	Firm Aircraft	[***]	2004	*
No. 56	Firm Aircraft	[***]	2004
No. 57	Firm Aircraft	[***]	2004
No. 58	Firm Aircraft	[***]	2004
No. 59	Firm Aircraft	[***]	2004	*
No. 60	Firm Aircraft	[***]	2005
No. 61	Firm Aircraft	[***]	2005

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 62	Firm Aircraft	[***]	2005	*
No. 63	Firm Aircraft	[***]	2005
No. 64	Firm Aircraft	[***]	2005
No. 65	Firm Aircraft	[***]	2005
No. 66	Firm Aircraft	[***]	2005
No. 67	Firm Aircraft	[***]	2005	*
No. 68	Firm Aircraft	[***]	2005
No. 69	Firm Aircraft	[***]	2005
No. 70	Firm Aircraft	[***]	2005
No. 71	Firm Aircraft	[***]	2005	*
No. 72	Firm Aircraft	[***]	2005
No. 73	Firm Aircraft	[***]	2005
No. 74	Firm Aircraft	[***]	2005	*
No. 75	Firm Aircraft	[***]	2005	*
No. 76	Firm Aircraft	[***]	2006
No. 77	Firm Aircraft	[***]	2006
No. 78	Firm Aircraft	[***]	2006	*
No. 79	Firm Aircraft	[***]	2006	*
No. 80	Firm Aircraft	[***]	2006
No. 81	Firm Aircraft	[***]	2006	*
No. 82	Firm Aircraft	[***]	2006
No. 83	Firm Aircraft	[***]	2006	*
No. 84	Firm Aircraft	[***]	2006	*
No. 85	Firm Aircraft	[***]	2006
No. 86	Firm Aircraft	[***]	2006	*
No. 87	Firm Aircraft	[***]	2006	*
No. 88	Firm Aircraft	[***]	2006
No. 89	Firm Aircraft	[***]	2006	*
No. 90	Firm Aircraft	[***]	2006	*
No. 91	Firm Aircraft	[***]	2006
No. 92	Firm Aircraft	[***]	2007
No. 93	Firm Aircraft	[***]	2007
No. 94	Firm Aircraft	[***]	2007
No. 95	Firm Aircraft	[***]	2007
No. 96	Firm Aircraft	[***]	2007
No. 97	Firm Aircraft	[***]	2007

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 98	Firm Aircraft	[***]	2007	*
No. 99	Firm Aircraft	[***]	2007	*
No. 100	Firm Aircraft	[***]	2007	*
No. 101	Firm Aircraft	[***]	2007	*
No. 102	Firm Aircraft	[***]	2007	*
No. 103	Firm Aircraft	[***]	2007	*
No. 104	Firm Aircraft	[***]	2008	*
No. 105	Firm Aircraft	[***]	2008	*
No. 106	Firm Aircraft	[***]	2008	*
No. 107	Firm Aircraft	[***]	2008	*
No. 108	Firm Aircraft	[***]	2008	*
No. 109	Firm Aircraft	[***]	2008	*
No. 110	Firm Aircraft	[***]	2008	*
No. 111	Firm Aircraft	[***]	2008	*
No. 112	Firm Aircraft	[***]	2008	*
No. 113	Firm Aircraft	[***]	2008	*
No. 114	Firm Aircraft	[***]	2008	*
No. 115	Firm Aircraft	[***]	2008	*
No. 116	Firm Aircraft	[***]	2009	*
No. 117	Firm Aircraft	[***]	2009	*
No. 118	Firm Aircraft	[***]	2009	*
No. 119	Firm Aircraft	[***]	2009	*
No. 120	Firm Aircraft	[***]	2009
No. 121	Firm Aircraft	[***]	2009
No. 122	Firm Aircraft	[***]	2009
No. 123	Firm Aircraft	[***]	2009
No. 124	Firm Aircraft	[***]	2009
No. 125	Firm Aircraft	[***]	2009
No. 126	Firm Aircraft	[***]	2009
No. 127	Firm Aircraft	[***]	2009
No. 128	Firm Aircraft	[***]	2010	*
No. 129	Firm Aircraft	[***]	2010	*
No. 130	Firm Aircraft	[***]	2010	*
No. 131	Firm Aircraft	[***]	2010	*
No. 132	Firm Aircraft	[***]	2010

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 133	Firm Aircraft	[***]	2010
No. 134	Firm Aircraft	[***]	2010
No. 135	Firm Aircraft	[***]	2010
No. 136	Firm Aircraft	[***]	2010
No. 137	Firm Aircraft	[***]	2010
No. 138	Firm Aircraft	Year	2011
No. 139	Firm Aircraft	Year	2011
No. 140	Firm Aircraft	Year	2011
No. 141	Firm Aircraft	Year	2011
No. 142	Firm Aircraft	Year	2011	*
No. 143	Firm Aircraft	Year	2011
No. 144	Firm Aircraft	Year	2011	*
No. 145	Firm Aircraft	Year	2011	*
No. 146	Firm Aircraft	Year	2011	*
No. 147	Firm Aircraft	Year	2011	*
No. 148	Firm Aircraft	Year	2012
No. 149	Firm Aircraft	Year	2012
No. 150	Firm Aircraft	Year	2012
No. 151	Firm Aircraft	Year	2012
No. 152	Firm Aircraft	Year	2012	*
No. 153	Firm Aircraft	Year	2012	*
No. 154	Firm Aircraft	Year	2012	*
No. 155	Firm Aircraft	Year	2012	*
No. 156	Firm Aircraft	Year	2012	*
No. 157	Firm Aircraft	Year	2012	*
No. 158	Firm Aircraft	Year	2012	*
No. 159	Firm Aircraft	Year	2012	*
No. 160	Firm Aircraft	Year	2012	*
No. 161	Firm Aircraft	Year	2013	*
No. 162	Firm Aircraft	Year	2013	*
No. 163	Firm Aircraft	Year	2013	*
No. 164	Firm Aircraft	Year	2013
No. 165	Firm Aircraft	Year	2013
No. 166	Firm Aircraft	Year	2013	*
No. 167	Firm Aircraft	Year	2013	*

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 168	Firm Aircraft	Year	2013
No. 169	Firm Aircraft	Year	2013
No. 170	Firm Aircraft	Year	2013	*
No. 171	Firm Aircraft	Year	2013	*
No. 172	Firm Aircraft	Year	2013	*
No. 173	Firm Aircraft	Year	2013	*
2004 Option Aircraft

Rank No.	Aircraft	Month	Year
No. 174	Option Aircraft	Year	2009
No. 175	Option Aircraft	Year	2009
No. 176	Option Aircraft	Year	2009
No. 177	Option Aircraft	Year	2009
No. 178	Option Aircraft	Year	2010
No. 179	Option Aircraft	Year	2010
No. 180	Option Aircraft	Year	2010
No. 181	Option Aircraft	Year	2010
No. 182	Option Aircraft	Year	2011
No. 183	Option Aircraft	Year	2011
No. 184	Option Aircraft	Year	2011
No. 185	Option Aircraft	Year	2011
No. 186	Option Aircraft	Year	2011
No. 187	Option Aircraft	Year	2011
No. 188	Option Aircraft	Year	2012
Option Aircraft to be delivered after December 31, 2011 are subject to IAE and Airbus SAS concurrence on extension of the current purchase agreement between the parties.

Rank No.	Aircraft	Month	Year
No. 189	Option Aircraft	Year	2012
No. 190	Option Aircraft	Year	2012
No. 191	Option Aircraft	Year	2012
No. 192	Option Aircraft	Year	2012
No. 193	Option Aircraft	Year	2012
No. 194	Option Aircraft	Year	2012

IAE PROPRIETARY INFORMATION

Rank No.	Aircraft	Month	Year
No. 195	Option Aircraft	Year	2012
No. 196	Option Aircraft	Year	2012
No. 197	Option Aircraft	Year	2012
No. 198	Option Aircraft	Year	2012
No. 199	Option Aircraft	Year	2012
No. 200	Option Aircraft	Year	2012
No. 201	Option Aircraft	Year	2012
No. 202	Option Aircraft	Year	2012
No. 203	Option Aircraft	Year	2012
No. 204	Option Aircraft	Year	2012
No. 205	Option Aircraft	Year	2012
No. 206	Option Aircraft	Year	2012
No. 207	Option Aircraft	Year	2012
No. 208	Option Aircraft	Year	2012
No. 209	Option Aircraft	Year	2013
No. 210	Option Aircraft	Year	2013
No. 211	Option Aircraft	Year	2013
No. 212	Option Aircraft	Year	2013
No. 213	Option Aircraft	Year	2013
No. 214	Option Aircraft	Year	2013
No. 215	Option Aircraft	Year	2013
No. 216	Option Aircraft	Year	2013
No. 217	Option Aircraft	Year	2013
No. 218	Option Aircraft	Year	2013
No. 219	Option Aircraft	Year	2013
No. 220	Option Aircraft	Year	2013
No. 221	Option Aircraft	Year	2013

Leased Aircraft
Year	Number	Delivery Dates
1999	1	[***]
2000	3	[***]
2001	4	[***]
2003	1	[***]
2004	1	[***]

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.